                                  Exhibit 99.3

Series 1999-1 Monthly Certificateholders' Statement for the month of April 2001

                                                                   Series 1999-1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
  1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1999-1 is set forth below:


       Date of the Certificate                         May 10, 2001
       Monthly Period ending                         April 30, 2001
       Determination Date                              May 10, 2001
       Distribution Date                               May 15, 2001



-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
===================================================================================================================================
 101   Amortization Period                                                                                  No                101
 102   Early Amortization Period                                                                            No                102
 103   Class A Investor Amount paid in full                                                                 No                103
 104   Class B Investor Amount paid in full                                                                 No                104
 105   Collateral Interest Amount paid in full                                                              No                105
 106   Saks Incorporated is the Servicer                                                                    Yes               106

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Investor Amount
===================================================================================================================================
                                                                                                         as of the end of
                                                                          as of the end of the             the relevant
                                                                          prior Monthly Period            Monthly Period
                                                                          --------------------           -----------------
 107   Series 1999-1 Investor Amount                                          $378,375,000    107(a)       $378,375,000       107(b)
 108   Class A Investor Amount                                                $280,000,000    108(a)       $280,000,000       108(b)
 109   Class B Investor Amount                                                $ 30,275,000    109(a)       $ 30,275,000       109(b)
 110   Collateral Interest Amount                                             $ 68,100,000    110(a)       $ 68,100,000       110(b)

 111   Series 1999-1 Adjusted Investor Amount                                 $378,375,000    111(a)       $378,375,000       111(b)
 112   Class A Adjusted Investor Amount                                       $280,000,000    112(a)       $280,000,000       112(b)
 113   Principal Account Balance with respect to Class A                      $          -    113(a)       $          -       113(b)
 114   Class B Adjusted Investor Amount                                       $ 30,275,000    114(a)       $ 30,275,000       114(b)
 115   Principal Account Balance with respect to Class B                      $          -    115(a)       $          -       115(b)
 116   Collateral Interest Adjusted Amount                                    $ 68,100,000    116(a)       $ 68,100,000       116(b)
 117   Principal Account Balance with respect to the Collateral Interest      $          -    117(a)       $          -       117(b)

 118   Class A Certificate Rate                                                                                5.25875%       118
 119   Class B Certificate Rate                                                                                5.46875%       119

                                                                                                         as of the end of
                                                                             for the relevant              the relevant
                                                                              Monthly Period              Monthly Period
                                                                             ----------------            ----------------
 120   Series 1999-1 Investor Percentage with respect to Finance Charge
       Receivables                                                                  31.95%    120(a)            31.74%        120(b)
 121   Class A                                                                      23.64%    121(a)            23.49%        121(b)
 122   Class B                                                                       2.56%    122(a)             2.54%        122(b)
 123   Collateral Interest                                                           5.75%    123(a)             5.71%        123(b)

 124   Series 1999-1 Investor Percentage with respect to Principal Receivables      31.95%    124(a)            31.74%        124(b)
 125   Class A                                                                      23.64%    125(a)            23.49%        125(b)
 126   Class B                                                                       2.56%    126(a)             2.54%        126(b)
 127   Collateral Interest                                                           5.75%    127(a)             5.71%        127(b)

 128   Series 1999-1 Investor Percentage with respect to Allocable Amounts          31.95%    128(a)            31.74%        128(b)
 129   Class A                                                                      23.64%    129(a)            23.49%        129(b)
 130   Class B                                                                       2.56%    130(a)             2.54%        130(b)
 131   Collateral Interest                                                           5.75%    131(a)             5.71%        131(b)

                                                                                                                        Page 1 of 5

                                                                                                                   Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
===================================================================================================================================
 132   The sum of the daily allocations of collections of Principal Receivables for the
       relevant Monthly Period                                                                             $          -       132
 133   Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                           $          -       133
 134   Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                           $          -       134
 135   Collateral Interest distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                                                 $          -       135
 136   Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                              $       4.24       136
 137   Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                              $       4.41       137
 138   Collateral Interest distribution attributable to interest per $1,000 of original
       principal amount                                                                                    $       3.22       138
 139   Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                           $       1.67       139

-----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
===================================================================================================================================
 140   Series allocation of collections of Principal Receivables                                           $ 68,923,318       140
 141   Class A                                                                                             $ 51,003,710       141
 142   Class B                                                                                             $  5,514,776       142
 143   Collateral Interest                                                                                 $ 12,404,831       143

 144   Series allocation of collections of Finance Charge Receivables                                      $  7,220,839       144
 145   Class A                                                                                             $  5,343,469       145
 146   Class B                                                                                             $    577,763       146
 147   Collateral Interest                                                                                 $  1,299,608       147

       Available Funds
       ---------------
 148   Class A Available Funds                                                                             $  5,343,469       148
 149   The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                     $          -       149
 150   Principal Investment Proceeds to be included in Class A Available Funds                             $          -       150
 151   The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available funds                                                                 $          -       151

 152   Class B Available Funds                                                                             $    577,763       152
 153   The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                     $          -       153
 154   Principal Investment Proceeds to be included in Class B Available Funds                             $          -       154

 155   Collateral Interest Available Funds                                                                 $  1,299,608       155
 156   The amount to be withdrawn from the Reserve Account to be included in Collateral
       Interest Available Funds                                                                            $          -       156
 157   Principal Investment Proceeds to be included in Collateral Interest Available
       Funds                                                                                               $          -       157

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
===================================================================================================================================
       Class A
       -------
 158   Class A Monthly Interest for the related Distribution Date, plus the amount of any
       Class A Monthly Interest previously due but not paid plus any additional interest
       with respect to interest amounts that were due but not paid on a prior Distribution date            $  1,186,140       158
 159   If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing
       fee for the related Distribution Date                                                               $          -       159
 160   Class A Allocable Amount                                                                            $  1,216,029       160
 161   An amount to be included in the Excess Spread                                                       $  2,941,300       161

                                                                                                                      Page 2 of 5

                                                                                                                   Series 1999-1
       Class B
       -------
 162   Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
       paid on a prior Distribution date                                                                   $    133,373       162
 163   If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                     $          -       163
 164   An amount to be included in the Excess Spread                                                       $    444,390       164

       Collateral Interest
       -------------------
 165   If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Interest Servicing fee for the related Distribution Date                                            $          -       165
 166   An amount to be included in the Excess Spread                                                       $  1,299,608       166

 167   Available Excess Spread                                                                             $  4,685,297       167
 168   Available Shared Excess Finance Charge Collections                                                  $          -       168
 169   Total Cash Flow available for Series 1999-1 waterfall                                               $  4,685,297       169

 170   Fund any Class A Required Amount                                                                    $          -       170
 171   Class A Investor Charge Offs which have not been previously reimbursed                              $          -       171

 172   Class B Required Amount to the extent attributable to line 162 and line 163                         $          -       172

 173   Class B Allocable Amount                                                                            $    131,483       173
 174   Excess of the Required Reserve Account Amount over the amount held in the Reserve
       Account                                                                                             $          -       174
 175   An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount                   $          -       175
 176   Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to holders of the Collateral Interest
       plus additional interest                                                                            $    219,022       176
 177   Servicing Fee due for the relevant Monthly Period and not paid above plus any
       amounts previously due but not distributed to the Servicer                                          $    630,625       177
 178   Collateral Interest Allocable Amount                                                                $    295,756       178
 179   Any unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i)
       Collateral Interest Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Collateral Interest Amount to the Class A or Class B Investor Amount           $          -       179
 180   Excess of the Required Spread Account Amount over the available Spread Account
       Amount                                                                                              $          -       180
 181   The aggregate of any other amounts, if any, then due to the Collateral Interest
       Holder                                                                                              $          -       181
 182   Shared Excess Finance Charge Collections                                                            $  3,408,412       182

-----------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
===================================================================================================================================

 183   Available Principal Collections held in the Collection Account                                      $ 68,923,318       183
 184   Controlled Deposit Amount for the Monthly Period                                                    $          -       184
 185   Deficit Controlled Accumulation Amount                                                              $          -       185
 186   Principal Collections deposited for the Monthly Period                                              $          -       186

 187   Class A Monthly Principal                                                                           $          -       187

 188   Class B Monthly Principal (only after payout of Class A or the accumulation of
       the Class A Investor Amount)                                                                        $          -       188
 189   Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A Monthly Principal                                            $ 68,923,318       189
 190   Controlled Deposit Amount less Class A Monthly Principal                                            $          -       190

 191   Collateral Interest Monthly Principal (only after payout of Class A and Class
       B or the accumulation of the Class A and Class B Investor Amount)                                   $          -       191
 192   Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                   $ 68,923,318       192
 193   Controlled Deposit Amount less Class A and Class B Monthly Principal                                $          -       193

                                                                                                                     Page 3 of 5

                                                                                                                   Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
===================================================================================================================================
 194   Reallocated Principal Collections                                                                   $          -       194
 195   Collateral Subordinated Principal Collections (to the extent needed to fund
       Required Amounts)                                                                                   $          -       195
 196   Class B Subordinated Principal Collections (to the extent needed to fund Required
       Amounts)                                                                                            $          -       196

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
==================================================================================================================================
                                                                                         %                    Amount
                                                                                      ------               -------------
 197   Series 1999-1 Default Amount                                                   31.95%     197(a)    $  1,643,268       197(b)
 198   Class A Investor Default Amount                                                23.64%     198(a)    $  1,216,029       198(b)
 199   Class B Investor Default Amount                                                 2.56%     199(a)    $    131,483       199(b)
 200   Collateral Interest Default Amount                                              5.75%     200(a)    $    295,756       200(b)

 201   Series 1999-1 Adjustment Amount                                                                     $          -       201
 202   Class A Adjustment Amount                                                                           $          -       202
 203   Class B Adjustment Amount                                                                           $          -       203
 204   Collateral Interest Adjustment Amount                                                               $          -       204

 205   Series 1999-1 Allocable Amount                                                                      $  1,643,268       205
 206   Class A Allocable Amount                                                                            $  1,216,029       206
 207   Class B Allocable Amount                                                                            $    131,483       207
 208   Collateral Interest Allocable Amount                                                                $    295,756       208

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
==================================================================================================================================
 209   Class A Required Amount                                                                             $          -       209
 210   Class A Monthly Interest for current Distribution Date                                              $  1,186,140       210
 211   Class A Monthly Interest previously due but not paid                                                $          -       211
 212   Class A Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                                $          -       212
 213   Class A Allocable Amount for current Distribution Date                                              $  1,216,029       213
 214   Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $          -       214

 215   Class B Required Amount                                                                             $          -       215
 216   Class B Monthly Interest for current Distribution Date                                              $    133,373       216
 217   Class B Monthly Interest previously due but not paid                                                $          -       217
 218   Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                                $          -       218
 219   Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                              $          -       219
 220   Excess of Class B Allocable Amount over funds available to make payments                            $          -       220

 221   Collateral Interest Required Amount                                                                 $          -       221
 222   Collateral Monthly Interest for current Distribution Date                                           $    219,022       222
 223   Collateral Monthly Interest previously due but not paid                                             $          -       223
 224   Collateral Interest Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                    $          -       224
 225   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $          -       225
 226   Excess of Collateral Interest Allocable Amount over funds available to make
       payments                                                                                            $          -       226

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
===================================================================================================================================
       Class A
       -------
 227   Class A Investor Amount reduction                                                                   $          -       227
 228   Class A Investor Charge Off                                                                         $          -       228

       Class B
       -------
 229   Class B Investor Amount reduction                                                                   $          -       229
 230   Class B Investor Charge Off                                                                         $          -       230
 231   Reductions of the Class B Investor Amount due to Class A Allocable Amount                           $          -       231
 232   Reallocated Principal Collections applied to Class A                                                $          -       232


                                                                                                                      Page 4 of 5

                                                                   Series 1999-1

       Collateral Interest
       -------------------
 233   Collateral Interest Amount reduction                                                                $          -       233
 234   Collateral Interest Charge Off                                                                      $          -       234
 235   Reductions of the Collateral Interest Amount due to Class A and Class B
       Allocable Amounts                                                                                   $          -       235
 236   Reallocated Principal Collections applied to Class A and Class B                                    $          -       236

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
===================================================================================================================================

 237   Series 1999-1 Servicing Fee                                                                         $    630,625       237
 238   Class A Servicing Fee                                                                               $    466,667       238
 239   Class B Servicing Fee                                                                               $     50,458       239
 240   Collateral Interest Servicing Fee                                                                   $    113,500       240

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
===================================================================================================================================

 241   Required Reserve Account Amount (if applicable)                                                          N/A           241
 242   Reserve Account reinvestment rate (if applicable)                                                        N/A           242
 243   Reserve Account reinvestment earnings                                                               $          -       243
 244   Reserve Account balance                                                                             $          -       244

 245   Accumulation Period Length                                                                            12 months        245

----------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
==================================================================================================================================

 246   Portfolio Yield for Monthly Period (excluding Shared Excess Finance Charge
       Collections from other Series)                                                                        17.69%          246
 247   Base Rate for Monthly Period                                                                           7.05%          247
 248   Portfolio Yield minus Base Rate for such Monthly Period                                               10.64%          248
 249   Three month average of Portfolio Yield minus Base Rate                                                11.91%          249


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of May, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          -----------------------------
       Name:   Scott A. Honnold
       Title:  Vice President and Treasurer

                                                                     Page 5 of 5